AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") dated as of October 19, 2007, between Tree Top Industries, Inc., a Nevada corporation ("Buyer"), and the stockholders whose names are listed on Schedule A annexed hereto, all of the stockholders (each individually a "Stockholder" and collectively the "Stockholders") of Ludicrous, Inc., a Nevada corporation ("Company").

The Stockholders own an aggregate of 68,000,000 shares of voting common stock, $.001 par value, of the Company, constituting all of the issued and outstanding capital stock of the Company (the "Shares"). The Buyer desires to acquire all of the Shares for voting common stock, par value $.001 per share, of the Buyer, in an exchange that qualifies under Sections 354 and 368 of the Internal Revenue Code of 1954, as amended.

This Agreement is being entered into for the purpose of implementing the foregoing desires and sets forth the terms and conditions pursuant to which the Stockholders are selling to the Buyer, and the Buyer is purchasing from the Stockholders solely in exchange for voting common shares of the Buyer, all of the issued and outstanding Shares of the Company.

In consideration of the mutual agreement contained herein, the parties agree as follows:

I.       SALE OF THE SHARES

         1.01. SHARES BEING EXCHANGED. Subject to the terms and conditions of this Agreement, at the Closing provided for in Section 2.01 hereof (the "Closing"), being held simultaneously with the execution of this Agreement, each Stockholder is selling, assigning and delivering to the Buyer the number of Shares set forth in the column marked "Company Shares Owned" on Schedule A, opposite the name of such Stockholder.

         1.02. CONSIDERATION. Subject to the terms and conditions of this Agreement, the Buyer is delivering at the Closing in full payment for the aforesaid sale, assignment and delivery of the Shares, an aggregate of Sixty Eight Million (68,000,000) Common Shares of the Buyer, par value $.001 per share (the "Buyer's Shares"), each Stockholder receiving the number of Buyer's Shares set forth opposite the name of such Stockholder in the column marked "Buyer's Shares Allocated" on Schedule A.

II.      CLOSING

         2.01. TIME AND PLACE. The Closing of the transaction contemplated by this Agreement is taking place at the offices of the Seller within 5 business days after the execution of this Agreement, or at such other time and place as determined by the mutual agreement of the Company and the Buyer.

         2.02. DELIVERIES BY THE STOCKHOLDERS. At the Closing, the Stockholders are delivering to the Buyer (unless previously delivered) the following:

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ACQUISITION AND REORGANIZATION PLAN                                 PAGE 1 OF 10

         2.02(a).   Certificates  representing  the  Shares,  duly  endorsed  or accompanied by stock powers duly executed in blank and otherwise in form acceptable for transfer on the books of the Company.

         2.02(b). The stock books, stock ledgers, minute books and corporate seal of the Company (all other books and records of the Company being located in the Company's corporate premises).

         2.02(c). Certificate from appropriate authorities as to the good standing of and payment of taxes by the Company.

         2.02(d). The investment letters referred to in Section 8.01 hereof.

         2.02(e).  All  other  previously   undelivered  items  required  to  be
delivered by the Stockholders to the Buyer at or prior to the Closing.

         2.03. DELIVERIES BY THE BUYER. At the Closing, the Buyer is delivering (unless previously delivered) the following:

         2.03(a). To the Stockholders, (i) certificates representing 68,000,000 Buyer's Shares, in accordance with Section 1.02 hereof, and (ii) all other previously undelivered items required to be delivered by the Buyer to the Stockholders at or prior to Closing.

III.     RELATED TRANSACTIONS

         3.01. There are no other related transactions.

IV.      REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         The Stockholders hereby represent and warrant jointly and severally (except that in the case of Sections 4.01 and 4.02 hereof the representations and warranties contained therein are made severally by the Stockholders) to the Buyer as follows:

         4.01. TITLE TO THE SHARES. Each Stockholder owns, and is transferring to the Buyer at the Closing, good, valid, and marketable title to the number of Shares set forth opposite the name of such Stockholder in Section 1.01 hereof, free and clear of all liens, claims, options, charges and encumbrances whatsoever.

         4.02. VALID AND BINDING AGREEMENTS. As to each Stockholder, this Agreement constitutes the valid and binding agreement of such Stockholder, enforceable in accordance with its terms.
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ACQUISITION AND REORGANIZATION PLAN                                 PAGE 2 OF 10

         4.03. ORGANIZATION OF THE COMPANY.

         4.03(a). The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on business as presently conducted.

         4.03(b). The copies of the Articles of Incorporation, and all amendments thereto, of the Company, as certified by the Secretary of State of Nevada and of the By-Laws, as amended to date, of the Company, as certified by its Secretary, which have heretofore been delivered to the Buyer, are complete and correct copies of the Articles of Incorporation and By-Laws of the Company as amended and in effect on the date hereof. All Minutes of the Company are contained in minute books of the Company heretofore furnished to the Buyer for examination and being delivered to the Buyer at the Closing, and no minutes have been included in such minute books since such examination by the Buyer that have not also been furnished to the Buyer.

         4.03(c). The Company is licensed or qualified to do business as a foreign corporation in any jurisdiction in which it is required to be so licensed or qualified.

         4.04. CAPITALIZATION OF THE COMPANY.

         4.04(a). The authorized capital stock of the Company consists solely of 500,000,000 shares of common stock, $.001 par value, of which 68,000,000 shares are outstanding and 432,000,000 shares are held as treasury shares. All issued shares of the Company are duly authorized, validly issued and outstanding, fully paid, and non-assessable.

         4.04(b). Except for the Shares, there are no shares of capital stock or other securities of the Company outstanding; there are no options, warrants or rights to purchase or acquire any securities of the Company.

         4.05. SUBSIDIARIES AND AFFILIATES. Except for the securities identified on the Balance Sheet (as defined in Section 4.08 hereof), the Company does not own any capital stock or other securities of any corporation and has no direct or indirect interest, and since its incorporation has had no such interest, in any business other than the business presently directly conducted by it.

         4.06. NO VIOLATION OF AGREEMENTS. Neither the execution nor delivery of the Agreement, nor the consummation of the transactions contemplated hereby violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under any documents relating to the Company.

         4.07. FINANCIAL STATEMENTS.

         4.07(a). The Stockholders will deliver to the Buyer balance sheets ("Balance Sheets") of the Company as of September 30, 2007, and all of such statements will be audited by Buyer's auditors and a Consolidated Financial Statement prepared to file with the SEC.
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ACQUISITION AND REORGANIZATION PLAN                                 PAGE 3 OF 10

         4.07(b). The Company hereby agrees to furnish to Buyer year-end AUDITED financial statements of the Company when completed by its auditors. The Company hereby agrees to use an auditor selected or approved by the Buyer for such statements. These year-end statements are due within forty-five (45) days following the end of the fiscal year. The format of such reports will be specified by the Buyer at the time of closing and may be subsequently changed by the Buyer, from time to time, by giving the Company thirty (30) days notice of such change.

         4.07(c). The Company hereby agrees to furnish to Buyer quarterly financial statements of the Company. These quarterly statements are due within thirty (30) days following the end of a fiscal quarter. No quarterly financial statement need be provided for the last quarter of the fiscal year. The format of such reports will be specified by the Buyer at the time of closing and may be subsequently changed by the Buyer, from time to time, by giving the Company thirty (30) days notice of such change. The Company further agrees to provide monthly updates to these financial statements. These monthly updates may be in written, typed or printed form and will be provided within fifteen (15) days following the end of the month. No monthly financial update need be provided for the last month in a fiscal quarter. The Stockholders agree that the Company will pay to the Buyer, in an amount and on a periodic basis to be determined in the sole discretion of the Buyer, for as long as the Company is a subsidiary of the Buyer, management fees and cost reimbursements for Buyer's general management assistance to the Company, including but not limited to its assistance in facilitating financial and other reports by the Company, and its compliance with applicable securities laws, rules and regulations.

         4.08. NO UNDISCLOSED LIABILITIES. Except as set forth on the Balance Sheets, neither the Company or its Stockholders know of any basis for the assertion of liabilities or against the Company not reflected on the Balance Sheets.

         4.09. ABSENCE OF CERTAIN CHANGES. Subject to the most recent Balance Sheets, there have been no material adverse changes in the financial condition of the Company.

         4.10. TAX RETURNS. The Company has duly filed all tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state or local taxing authorities.

         4.11. TITLE TO PROPERTIES. Except as otherwise reflected on the Balance Sheet, the Company has good, valid and marketable title to all its properties and assets, real, personal, and mixed, tangible and intangible, including, without limitation, the properties and assets reflected in the Balance Sheet.

         4.12. FIXED ASSETS. Schedule 1 lists the fixed assets of the Company. Furthermore, the Company warrants all such property to be in good condition or sound working order with no known defects. Furthermore, neither the Company nor any Stockholder has received any notification that there is any violation of any building, zoning, or other law, ordinance or regulation in respect of such property and to the best of their knowledge, no such violation exists.
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ACQUISITION AND REORGANIZATION PLAN                                 PAGE 4 OF 10

         4.13. LEASES. Schedule 2 lists any and all leases the Company is a party thereto. The Company asserts each said lease is valid, binding and enforceable in accordance with its terms, and is in full force and effect.

         4.14. PATENTS, TRADEMARKS, TRADE NAMES, ETC. Schedule 3 lists any and all patents, trademarks, trade names, etc. owned by, under license to or used by the Company.

         4.15.  LITIGATION.  The  Company  has  no  actions,   proceedings,   or
investigations pending or, to the best knowledge and belief of the Company and the Stockholders, threatened by or against the Company.

         4.16. INSURANCE. The policies of fire, liability, workmen's compensation and product liability are in effect with respect to the Company and its operations. Schedule 4 lists all insurance policies currently in effect, including amounts, carriers, local agents, etc.

         4.17. BANK ACCOUNTS. The Company bank account(s) are listed in Schedule 5 including bank, bank branch, account number(s) and current balance(s).

         4.18. CONTRACTS AND COMMITMENTS. Except as specifically identified in the Balance Sheet, the Company has no contracts, commitments, arrangements or understandings that are material to its business, operations, financial condition or prospects, other than the lease(s) identified in 4.13 above.

         4.19. CUSTOMERS AND SUPPLIERS. At the Closing, the Stockholders are delivering to the Buyer a list of the names and addresses of the Company's three largest customers and suppliers that accounted for more than ten percent (10%) of the Company's sales or purchases, respectively, during the past two (2) month period. The Company has not lost any customer or supplier whose name appears on such list.

         4.20. COMPLIANCE WITH APPLICABLE LAW. The Company has duly complied, in respect of its operations, real property, machinery and equipment, all other property, practices, and all other aspects of its business, with all applicable laws (whether statutory or otherwise), rules, regulations, ordinances, judgments, and decrees of all governmental authorities (federal, state, local or other laws), including, but not limited to, the Federal Occupational Safety and Health Act and all Laws relating to environmental protection and conservation. Neither the Company nor any Stockholder has received any notification of any asserted present or past failure to comply.

         4.21.  DISCLOSURE.   All  facts  material  to  all  assets,   business,
operations, financial condition, and prospects of the Company are reflected in the Balance Sheet, or have been disclosed herein, or have been disclosed to the Buyer in writing. No representation or warranty by the Stockholders contained in this Agreement and no statement contained in any certificate, schedule, list or other writing furnished to the Buyer pursuant to the provisions hereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.
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ACQUISITION AND REORGANIZATION PLAN                                 PAGE 5 OF 10

V.       REPRESENTATIONS AND WARRANTIES OF THE BUYER

         The Buyer hereby represents and warrants as follows:

         5.01. ORGANIZATION OF THE BUYER. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform this Agreement.

         5.02. AUTHORIZATION. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by the Buyer's Board of Directors or Executive Committee, no approval thereof by the Buyer's stockholders being required by law, and the Buyer is delivering at the Closing a complete and correct copy, certified by its Secretary or Assistant Secretary, of the relevant resolutions adopted at the meeting or meetings at which such authorization took place.

         5.03. VALID AND BINDING AGREEMENT. This Agreement constitutes a valid and binding agreement of the Buyer, enforceable in accordance with its terms.

         5.04. NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation by the Buyer of the transactions contemplated hereby violates or conflicts with the certificate of incorporation or by-laws of the Buyer or any agreement or other restriction of any kind to which the Buyer is a party or by which it is bound.

         5.05. NO PREEMPTIVE RIGHTS. The stockholders of the Buyer are not by virtue of their ownership of the Buyer's common shares entitled to any preemptive rights or subscription privileges with respect to the Buyer's Shares to be issued hereunder.

         5.06. AVAILABILITY OF REPORTS. The Buyer has made available to each Stockholder its Annual Report (10K) for the fiscal year ending December 31, 2006 and its Quarterly Reports (10Q) for the fiscal quarters ending March 31, 2007 and June 30, 2007.

         5.07. VALIDITY OF THE BUYER'S SHARES. All of the Buyer's Shares being delivered hereunder are duly authorized, validly issued, and outstanding, fully paid and nonassessable, and are eligible (subject to official notice of issuance and compliance with Rule 144 of the Securities Act of 1933, as amended) for trading on the OTC Bulletin Board.

VI.      SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION; SET-OFF

         6.01. SURVIVAL OF REPRESENTATIONS. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of any party hereto.

         6.02. STATEMENTS AS REPRESENTATIONS. All statements contained in any certificate, schedule, list, document, or other writing delivered pursuant
================================================================================

ACQUISITION AND REORGANIZATION PLAN                                 PAGE 6 OF 10
hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties within the meaning of Section 6.01 hereof.

VII.     PROVISIONS REGARDING BUYER'S SHARES

         7.01. REPRESENTATIONS BY THE STOCKHOLDERS. Each Stockholder represents and warrants to the Buyer that it is his present intention to acquire the Buyer's Shares for investment and not with a view to the distribution or resale thereof, and is confirming such intention to the Buyer by letter simultaneously with the execution hereof.

         7.02. AGREEMENTS BY THE STOCKHOLDERS. Each Stockholder agrees that he will not offer, sell, transfer, assign, mortgage, pledge or otherwise dispose of or encumber any of the Buyer's Shares delivered to him pursuant to this Agreement (a) if such action would prevent the Buyer from accounting for the acquisition of the Shares as a "pooling of interests" and (b) unless (i) in the opinion of counsel to the Buyer or in the opinion of the Division of Corporate Finance (the "Division") of the Securities and Exchange Commission (the "Commission") expressed in a "no-action" letter (which letter and the request therefor shall be in form and substance satisfactory to counsel for the Buyer) registration of such shares under the Act, and the rules and regulations of the Commission thereunder, as then in effect, is not required in connection with such transaction; (ii) sale of the Buyer's Shares is permissible under Rule 144 of the Commission under the Act, in which event the Stockholder shall furnish the Buyer with an opinion of counsel (which counsel shall be reasonably satisfactory to counsel for the Buyer and which opinion shall be in form and substance reasonably satisfactory to the Buyer) the effect that the sale of the Buyer's Shares proposed to be sold is permissible under Rule 144, provided that the Buyer agrees to make such representations as may be reasonably requested by such counsel and that the Buyer can then accurately make concerning the Buyer's qualifications under Rule 144(c); or (iii) a registration statement under the Act is then in effect with respect to such shares and the purchaser or transferee has been furnished with a prospectus meeting the requirements of
Section 10 of the Act.

         7.03. LEGEND, ETC. Each Stockholder agrees that the Buyer may endorse on any certificate for the Buyer's Shares to be delivered to or on behalf of the Stockholder pursuant to this Agreement an appropriate legend referring to the provisions of Sections 8.01 and 8.02 hereof, and that the Buyer may instruct its transfer agents not to transfer any such shares unless advised by the Buyer that such provisions have been complied with.

         7.04. VOTING TRUST. Each Stockholder acknowledges and agrees that a person designated by the Buyer in writing prior to the Closing will have voting power over, and the right to vote, all of the Shares owned by the Stockholder on any matter for which there is a shareholder vote or consent by the Buyer, for a period of two years after the Closing or until the Shares owned by the Stockholder are sold in accordance with Rule 144 of the Act, whichever occurs first.

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ACQUISITION AND REORGANIZATION PLAN                                 PAGE 7 OF 10

VIII.    MISCELLANEOUS

         8.01. FURTHER ASSURANCES. From time to time, at the Buyer's request and without further consideration, each Stockholder will execute and deliver to the Buyer such documents and take such action as the Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in the Buyer good, valid and marketable title to the Shares.

         8.02. PARTIES IN INTEREST. Except as otherwise expressly provided herein, all the terms and provisions of this agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors, and assigns of the parties hereto.

         8.03.  ENTIRE  AGREEMENT.  This  Agreement,   including  the  exhibits,
schedules, lists and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to this subject matter.

         8.04. HEADINGS, ETC. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

         8.05. NOTICE. All notice, request, demands and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

                  If to the Stockholders of the Company:

                        To the address(es) set forth on Schedule A.

                  If to the Buyer:

                        Tree Top Industries, Inc. (TTII)
                        c/o Richardson & Associates
                        233 Wilshire Boulevard, Suite 820
                        Santa Monica, California 90401

or such other address(es) as any party may have furnished to the others in writing in accordance herewith, except that Notices of change of address(es) shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefore.

         8.06. COUNTERPARTS. This agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
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ACQUISITION AND REORGANIZATION PLAN                                 PAGE 8 OF 10

         8.07. This Agreement shall be governed by and construed pursuant to the laws of the State of Nevada.

         8.08. James Black and Mike Davis will be appointed as CTO and COO of the Buyer, respectively, and the Company will appoint two (2) directors to the Buyer Board of Directors at time of Closing. The Buyer will appoint two (2) directors to the Company Board of Directors at the time of Closing.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the attached list of Stockholders of the Company (Schedule A) and by a duly authorized officer of the Buyer and Company on the date first written.

For the Buyer:                                  For the Company:

TREE TOP INDUSTRIES, INC.                       LUDICROUS, INC.


By:  /s/ David I. Reichman                      By:  /s/ Trisha Woods
-------------------------------------           --------------------------------
         David I. Reichman, CEO                          Trisha Woods, President

                                  Stockholders

/s/ Joe Davis                                   /s/ C.B. Davis
------------------------------                  --------------------------------
Joe Davis                                       C.B. Davis


/s/ W.L. Davis                                  /s/ M.R. Davis
------------------------------                  --------------------------------
W.L. Davis                                      M.R. Davis


/s/ Justine Reichman                            /s/  Steven Hoefflin IRA
------------------------------                       RBC Dain Rauscher Custodian
Justine Reichman                                --------------------------------
                                                Steven Hoefflin IRA
                                                RBC Dain Rauscher Custodian


/s/ L.G. Davis                                  /s/  Steven M. Hoefflin Trust
------------------------------                       UA Dated 8/20/1980
L.G. Davis                                      --------------------------------
                                                Steven M. Hoefflin Trust
                                                UA Dated 8/20/1980


/s/ James Black                                 /s/ Paul Brownstein
------------------------------                  --------------------------------
James Black                                     Paul Brownstein Trust


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



                              Stockholders (cont'd)



/s/ Trisha Woods                                /s/ Russ Regan & Kent Jacobs, JT
------------------------------                  --------------------------------
Trisha Woods                                    Russ Regan & Kent Jacobs, JT


/s/ Jeff Frost                                  /s/ David Alvarado
------------------------------                  --------------------------------
Jeff Frost                                      David Alvarado


/s/ S.M. Davis                                  /s/ Elijah Black
------------------------------                  --------------------------------
S.M. Davis                                      Elijah Black


/s/ H.D. Davis                                  /s/ Heaven L. Needham
------------------------------                  --------------------------------
H.D. Davis                                      Heaven L. Needham


/s/ Clive Davis                                 /s/ Rudy Durand
------------------------------                  --------------------------------
Clive Davis                                     Rudy Durand














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